UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 1, 2021
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange
Series A Mandatory Convertible Preferred Stock, par value $.01 per share	ENR PRA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 1, 2021, Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholder (the “Annual Meeting”). At the Annual Meeting, of the 68,536,381 shares outstanding and entitled to vote, 63,237,967 were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Management’s nominees for director were elected to serve until the Annual Shareholders’ Meeting to be held in 2022, or until their respective successors are elected and qualified, by the votes of the shareholders set forth in the table below:

Nominee	For	Against	Abstain	Non-Votes
Carlos Abrams-Rivera	57,312,727	57,040	33,482	5,834,718
Bill G. Armstrong	57,129,532	240,394	33,323	5,834,718
Cynthia J. Brinkley	57,046,011	326,508	30,730	5,834,718
Rebecca Frankiewicz	57,141,575	230,433	31,241	5,834,718
Alan R. Hoskins	57,306,630	59,252	37,367	5,834,718
Kevin J. Hunt	57,130,454	239,825	32,970	5,834,718
James C. Johnson	57,149,658	222,043	31,548	5,834,718
Mark S. LaVigne	57,144,207	86,802	172,240	5,834,718
Patrick J. Moore	57,249,575	121,196	32,478	5,834,718
Nneka L. Rimmer	57,138,180	234,248	30,821	5,834,718
Robert V. Vitale	50,366,331	7,003,868	33,050	5,834,718

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2021 was ratified by the votes of the shareholders set forth in the table below:

For	Against	Abstain
63,131,139	49,202	57,626
Proposal 3: The Company’s executive compensation, as described in the Company’s 2020 Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

			Broker
For	Against	Abstain	Non-Votes

56,528,234	783,097	91,918	5,834,718

Item 7.01 Regulation FD Disclosure.

On February 1, 2021, the Company announced that its Board of Directors declared a quarterly dividend of $0.30 per share on its Common Stock, payable on March 11, 2021 to all shareholders of record as of the close of business on February 19, 2021 in addition to a quarterly dividend of $1.875 per share of 7.50% Series A mandatory convertible preferred stock, payable on April 15, 2021 to all shareholders of record as of the close of business on April 1, 2021. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached hereto:

Exhibit Number.	Description of Exhibit

99.1	Press Release, dated February 1, 2021, announcing quarterly dividend.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File, formatted in iXBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Timothy W. Gorman
Timothy W. Gorman
Executive Vice President and Chief Financial Officer

Dated: February 1, 2021